UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of XenoPort, Inc. (“XenoPort” or the “Company”), the Company’s stockholders approved the XenoPort, Inc. 2015 Employee Stock Purchase Plan (the “2015 ESPP”), which became effective on May 19, 2015. The 2015 ESPP provides a means by which employees of XenoPort (or by any of XenoPort’s parent or subsidiary companies if such company is designated by the board of directors or by the compensation committee of the board of directors (the “Plan Administrator”) as eligible to participate in the 2015 ESPP) may purchase common stock at a discount through payroll deductions. Generally, each regular employee (including executive officers) employed by XenoPort (or by any of XenoPort’s parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the 2015 ESPP) will be eligible to participate in offerings under the 2015 ESPP. The 2015 ESPP will be implemented by offerings of rights to purchase XenoPort common stock to all eligible employees. The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. Each offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The purchase price per share at which shares of XenoPort common stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of XenoPort common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of XenoPort common stock on the purchase date. The maximum number of shares of XenoPort common stock that may be issued under the 2015 ESPP is 4,000,000 shares, subject to adjustment for certain changes in XenoPort’s capitalization. The rights to purchase common stock granted under the 2015 ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended.

A more detailed summary of the material features of the 2015 ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 10, 2015 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the full text of the 2015 ESPP and the form of Offering Document thereunder, filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

On May 19, 2015, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of XenoPort’s common stock from 100,000,000 shares to 200,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Common Increase Certificate”) filed with the Secretary of State of the State of Delaware on May 19, 2015 and was effective as of such date. A copy of the Common Increase Certificate is attached as Exhibit 3.2 hereto and is incorporated into this Item 5.03 by reference.

Amendments to the Charter and XenoPort’s Amended and Restated Bylaws to Eliminate the Supermajority Voting Requirement for Amendments to XenoPort’s Amended And Restated Bylaws

On May 19, 2015, at the Annual Meeting, the Company’s stockholders also approved a separate amendment to the Charter to eliminate the supermajority voting requirement in the Charter for amendments to XenoPort’s amended and restated bylaws (the “Bylaws”). In this regard, the Charter and Bylaws previously provided that the affirmative vote of 66-2/3% of all of the then-outstanding shares of XenoPort’s capital stock is required for stockholders to amend the Bylaws. The elimination of the supermajority voting requirement in the Charter for amendments to the Bylaws was effected pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Bylaw Amendment Certificate”) filed with the Secretary of State of the State of Delaware on May 19, 2015 and was effective as of such date. Effective as of May 19, 2015, the Bylaws were also amended to eliminate the conforming supermajority voting requirement in the Bylaws for amendments to the Bylaws (the “Bylaw

Amendment”). The Bylaw Amendment was conditional upon, and took effect concurrently with, the filing of the Bylaw Amendment Certificate with the Secretary of State of the State of Delaware. As a result of the Bylaw Amendment Certificate and the Bylaw Amendment, amendments to the Bylaws may be authorized by the affirmative vote of a majority of the shares present in person or by proxy at a meeting and entitled to vote thereon. Copies of the Bylaw Amendment Certificate and the Bylaws, as amended effective May 19, 2015, are attached hereto as Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the proposals voted upon at the Annual Meeting held on May 19, 2015 at the Company’s offices located at 3410 Central Expressway, Santa Clara, California, along with the final voting results thereon:

Proposal 1—To elect the two Class 1 directors named below to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified. Each of the two named nominees was so elected, with the votes thereon at the Annual Meeting as follows:

	Final Voting Results
Nominees	For	Withheld	Broker Non-Votes
Dennis M. Fenton, Ph.D.	45,097,600	1,341,558	10,791,983
Catherine J. Friedman	45,161,092	1,278,066	10,791,983

Proposal 2—To approve an amendment to XenoPort’s amended and restated certificate of incorporation to eliminate the supermajority voting requirement for amendments to XenoPort’s amended and restated bylaws. This proposal was approved by the requisite vote, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
44,720,784	1,100,501	617,873	10,791,983

Proposal 3—To approve an amendment to XenoPort’s amended and restated certificate of incorporation to increase the total number of shares of common stock authorized for issuance from 100 million shares to 200 million shares. This proposal was approved by the requisite vote, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
52,897,841	4,236,745	96,555	0

Proposal 4—To approve the XenoPort, Inc. 2015 Employee Stock Purchase Plan. This proposal was approved by the requisite vote, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
45,606,173	814,636	18,349	10,791,983

Proposal 5— To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2015. This proposal was approved by the requisite vote, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
56,855,530	355,037	20,574	0

Proposal 6— To approve, on an advisory basis, the compensation of XenoPort’s named executive officers, as disclosed in the Proxy Statement. This proposal was approved by the requisite vote, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
46,023,138	375,865	40,155	10,791,983

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

3.4	Amended and Restated Bylaws of XenoPort, Inc., as amended effective May 19, 2015.

10.1	XenoPort, Inc. 2015 Employee Stock Purchase Plan.

10.2	Form of 2015 Employee Stock Purchase Plan Offering Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: May 22, 2015	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

3.4	Amended and Restated Bylaws of XenoPort, Inc., as amended effective May 19, 2015.

10.1	XenoPort, Inc. 2015 Employee Stock Purchase Plan.

10.2	Form of 2015 Employee Stock Purchase Plan Offering Document.